                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 2000, relating to the consolidated financial statements and financial statement schedule, which appears in Exhibit 99.1 to Lucent Technologies Inc. Current Report on Form 8-K dated February 10, 2000.



/s/PricewaterhouseCoopers LLP
New York, New York
July 7, 2000